UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

February 10, 2014
Date of Report (date of earliest event reported)

LEAPFROG ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31396 (Commission File Number)	95-4652013 (IRS Employer Identification No.)

6401 Hollis Street, Suite 100
Emeryville, California 94608-1463
(Address of principal executive offices) (Zip Code)

(510) 420-5000 Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 12, 2014, we issued a press release announcing financial results for the fourth quarter and full-year ended December 31, 2013. A copy of this press release entitled “LeapFrog Reports 2013 Financial Results” is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On February 10, 2014, our board of directors approved a stock repurchase program authorizing us to repurchase up to an aggregate of $30 million of our common stock through December 31, 2014. The repurchase program is described in the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press release, dated February 12, 2014, entitled “LeapFrog Reports 2013 Financial Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeapFrog Enterprises, Inc.

Date: February 12, 2014	By: /s/ Raymond L. Arthur Raymond L. Arthur Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated February 12, 2014, entitled “LeapFrog Reports 2013 Financial Results”